UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                November 4, 2002
                              -------------------
                                (Date of Report)


                               TMSF HOLDINGS, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-28325                  87-0642252
      (State or other        (Commission File Number)        (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)

                          727 SEVENTH STREET, SUITE 850
                          LOS ANGELES, CALIFORNIA 90017
                              -------------------
                    (Address of principal executive offices)


                                 (213) 234-2401
                              -------------------
              (Registrant's telephone number, including area code)



                               LITTLE CREEK, INC.
                       4685 SOUTH HIGHLAND DR., SUITE 202
                           SALT LAKE CITY, UTAH 84117
                              -------------------
         (Former name or former address, if changed since last report.)

EXPLANATORY NOTE: THIS FORM 8-K/A IS BEING FILED TO (I) CORRECTLY STATE THE EFFECTIVE DATE OF THE PLAN OF REORGANIZATION AND STOCK EXCHANGE AGREEMENT OF NOVEMBER 4, 2002, (II) INCLUDE THE AGE OF H. WAYNE SNAVELY, A DIRECTOR AND (III) ATTACH THE COMPANY BYLAWS AS EXHIBIT 3.4.

ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT.

GENERAL.

      Effective as of November 4, 2002, we (the "Company," "we," "us" and "our" and words of similar import) completed a Plan of Reorganization and Stock Exchange Agreement (the "Agreement") which had previously been entered into as of April 5, 2002, by and among us, Jenson Services, Inc., a Utah corporation ("Jenson Services"), Duane S. Jenson and Travis T. Jenson (the "Jensons"), The Mortgage Store Financial, Inc., a California corporation ("Mortgage Store"), and the sole stockholder of Mortgage Store, which set forth the terms and conditions of the business combination between the parties following our change of domicile from the State of Utah to the State of Delaware and as a result of which Mortgage Store has become a wholly-owned subsidiary of our Company (the "Reorganization").

      The Reorganization became effective on November 4, 2002 (the "Closing"), following the satisfaction or waiver of each of the closing conditions set forth in the Agreement and the subsequent filing of a Certificate of Amendment changing our Company's name from "Little Creek, Inc." to "TMSF Holdings, Inc." Our common stock is listed for quotation on the NASD's OTC Bulletin Board under the symbol "TMFZ," formerly "LCRK."

      Pursuant to the Agreement, the sole stockholder of capital stock of Mortgage Store received an aggregate of 9,500,000 shares of our common stock ("restricted securities"), representing approximately 96.6% of our outstanding common stock immediately following the Closing.

      The Agreement provided for the cancellation of 1,295,118 shares of our common stock which were owned by Arthur Beroff, Thomas J. Howells, James P. Doolin and Jenson Services. In consideration of Jenson Services' payment and personal indemnification of any and all of our past liabilities and the compromise and settlement of any amounts due and owing for advances of Jenson Services to us, the Agreement provided for the payment to Jenson Services of $265,000 and the issuance of five year "net issuance" warrants to purchase 163,635 shares of our post-Reorganization common stock at a per share exercise price of $0.05 in the names of the principals and/or employees and agents of Jenson Services.

      The Agreement also provided for (i) mutual representations and warranties regarding various matters customary in these types of transactions;(ii) prohibitions on both parties on changes in business operations until the completion of the Agreement; and (iii) mutual indemnification provisions.

      Information regarding Mortgage Store's planned business operations and our new members of management is contained under Item 2. Further information regarding Mortgage Store, including its financial statements for the years ended December 31, 2001 and 2000, and for the period ended June 30, 2002, is contained in our Information Statement dated October 7, 2002, which was filed with the Securities and Exchange Commission on or about October 4, 2002, and which is incorporated herein by this reference. See Item 7.

AVAILABLE DOCUMENTS.

      A copy of the Plan of Reorganization and Stock Exchange Agreement, together with all schedules and exhibits, is attached hereto and incorporated herein by reference. See Item 7.

CONTROL PRIOR TO CLOSING.

      Prior to the Closing, Art Beroff beneficially owned 545,118 shares or 33% of our outstanding voting securities; and Jenson Services beneficially owned 250,000 shares or 15% of our outstanding voting securities.

      Also prior to the Closing, Travis T. Jenson, our President and a director; Thomas J. Howells, our Vice President and a director; and James P. Doolin, our Secretary and a director, respectively owned 35,000 shares or approximately 2%; 285,000 shares or approximately 17%; and 285,000 shares or approximately 17%.

      Management and directors of our Company immediately following the Closing resigned effective November 4, 2002, and designated the members of management and directors and executive officers of Mortgage Store as directors and executive officers of our Company who now hold all three seats on our Board of Directors and comprise all of our officers. See Item 2.

CONTROL FOLLOWING CLOSING.

      Following the Closing, Raymond Eshaghian, our new President and Secretary and a director, owned 9,500,000 shares or 96.6% of our outstanding voting securities. H. Wayne Snavely and Massoud Yashouafar, our other directors, do not own any of our securities. These securities were acquired in exchange for securities of Mortgage Store under the Agreement. The control of Mr. Eshaghian is based upon stock ownership and his present position with us, as President, Secretary and a director. No loans of any kind were a part of the consideration for the Agreement, or any of the securities previously issued to Mr. Eshaghian of Mortgage Store that were exchanged under the Agreement. For additional information regarding the principal stockholders of our Company following the Closing, see the following table.

      To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own more than five percent of our common stock following the Closing, and the share holdings of management, to-wit:

                                                        NUMBER AND PERCENTAGE OF
           NAME                 POSITIONS HELD         SHARES BENEFICIALLY OWNED
-------------------  --------------------------------- -------------------------
Raymond Eshaghian    President, Secretary and Director     9,500,000 - 96.6%
H. Wayne Snaveley    Director                                    - 0 -
Massoud Yashouafar   Director                                    - 0 -
                                            Total:         9,500,000 - 96.6%

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

PLANNED BUSINESS.

      The Mortgage Store Financial, Inc. ("TMSF"), a direct mortgage lender, was established in 1992 as a California corporation to solicit, process, and fund residential mortgage loans throughout United States. Upon origination TMSF sells such notes secured by Real Properties, on a whole loan basis, for cash to investors who either retain these mortgages for their own portfolio or pool them into mortgage backed securities offered in the financial markets. Since 1996, TMSF has been engaged in origination of specialty products commonly known as Alt-A mortgages for 1-4 unit family residential mortgages. Recently TMSF expanded its loan programs to include Type-A loans as well as sub-prime mortgages for borrowers with lower credit ratings.

      TMSF has a wholesale division, which solicits business from mortgage brokers and a retail division that markets directly to general public. There are over 500 approved brokers who conduct business with TMSF. For the year ending December 31, 2001, TMSF originated $161 million of mortgage loans, of which approximately $137 million were generated through third party brokers. Loan applications are processed and underwritten by TMSF in accordance with established guidelines acceptable to its investors, and are funded directly through its own credit facility (warehouse).

      TMSF does not maintain any loan portfolio for its own account, nor does it service the funded loans. It sells the entire bulk of its funding within 30-60 days to investors for a cash premium price. The premium reflects the risk-adjusted value of the note and is directly related to interest rate and borrowers credit rating.

      Also see our Information Statement which is referenced in Item 7.

NEW MANAGEMENT.

      DIRECTORS AND EXECUTIVE OFFICERS

      The following delineates certain information concerning our newly designated directors and executive officers:

                                 Positions with      Positions with Mortgage
          Name          Age      the Company            Store Subsidiary
---------------------  ----  ---------------------  -------------------------
Raymond Eshagian        33   President, Secretary    President, Secretary
                             and Director            and Director

H. Wayne Snaveley       62   Director                Director

Massoud Yashouafar      41   Director                Director

      Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

      The following is a summary of the business experience of each of our current directors and executive officers:

      RAYMOND ESHAGHIAN. Mr. Eshaghian has served as the President of The Mortgage Store Financial, Inc. since July 1995, and as a director of The Mortgage Store Financial since September 1992. He also served as Vice President from May 1994 to July 1995.

      H. WAYNE SNAVELY. Mr. Snavely was Chairman of the Board and Chief Executive Officer of Imperial Credit Industries, Inc. from December 1991 to August 2001. He also served as President of Imperial Credit Industries, Inc. from February 1996 to August 2001. Mr. Snavely served as a director of Imperial Bank from 1975 to 1983 and from 1993 to January 1998. Mr. Snavely currently serves on the Board of Visitors of the Graduate School of Business Management at Pepperdine University.

      MASSOUD YASHOUAFAR. Mr. Yashouafar is an owner and Chief Executive Officer of Supreme Real Estate Group, a commercial real estate investment and management company in Los Angeles, California. Mr. Yashouafar has served as Chief Executive Officer since 2000. Prior to becoming Chief Executive Officer, Mr. Yashouafar served as Executive Vice President from 1993 to 2000. Additionally, he served as Vice President of Supreme Property Management Company from 1983 to 1993. Mr. Yashouafar graduated from California State University at Northridge in 1982 with a degree in Business Administration.

      FAMILY RELATIONSHIPS

      There are no family relationships between any of our directors or executive officers.

      PENDING LEGAL PROCEEDINGS

      To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

      INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

      To the knowledge of our management and during the past ten years, no present or former director, person nominated to become a director, executive officer, promoter or control person of our Company:

      (1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

      (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

      (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

            (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

            (ii)  Engaging in any type of business practice; or

            (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

      (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

      (5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

      (6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

ITEM 6.  RESIGNATION OF DIRECTORS.

      Effective November 4, 2002, Messrs. Jenson, Howells and Doolin, who comprised all of our directors and executive officers prior to the Closing, resigned, in seriatim, and appointed our current directors and executive officers, Raymond Eshaghian, H. Wayne Snavely and Massoud Yashouafar. See the headings "Control Prior to Acquisition" of Item 1, above, and "New Management" of Item 2, above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS.

      (a) The financial statements of Mortgage Store shall be filed as an amendment to this Report on or before January 27, 2003. Also, see our Information Statement which is referenced below, and which includes the Mortgage Store Financial Statements for the years ended December 31, 2001 and 2000, and for the period ended June 30, 2002, together with a pro forma balance sheet taking into account the acquisition of Mortgage Store as of June 30, 2002.

      (b) The pro forma financial information taking into account the Reorganization will be filed as an amendment to this Report on or before January 27, 2003. Also, see our Information Statement which is referenced below, and which includes the Mortgage Store Financial Statements for the years ended December 31, 2001 and 2000, and for the period ended June 30, 2002, together with a pro forma balance sheet taking into account the acquisition of Mortgage Store as of June 30, 2002.

EXHIBITS.

      (c) The following exhibits are attached hereto and incorporated herein by reference.

      Information Statement filed with the Securities and Exchange Commission on October 4, 2002 is incorporated herein by reference.

 EXHIBIT NO.              EXHIBIT DESCRIPTION
                          ------------------------------------------------------
     2                    Plan or Reorganization and Stock Exchange Agreement
                          (previously filed with the Company's Form 8-K filed on November 20, 2002)

                              Schedule 1.1
                              Schedule 1.6.1
                              Schedule 1.6.2
                              Schedule 1.6.3
                              Schedule 2.1(c)
                              Schedule 2.1(d)
                              Schedule 2.1(f)
                              Schedule 2.1(h)
                              Schedule 2.1(i)
                              Schedule 2.1(l)
                              Schedule 2.1(n)
                              Schedule 2.1(q)
                              Schedule 2.1(r)
                              Schedule 2.1(s)
                              Schedule 2.1(t)
                              Schedule 2.2(c)
                              Schedule 2.2(e)(i)
                              Schedule 2.2(e)(ii)
                              Schedule 2.2(f)(i)
                              Schedule 2.2(f)(ii)
                              Schedule 2.2(h)
                              Schedule 2.2(i)
                              Schedule 2.2(j)
                              Schedule 2.2(k)
                              Schedule 2.2(l)
                              Schedule 3.1
                              Schedule 3.1(d)
                              Schedule 5.1(f)
                              Schedule 5.1(h)
                              Schedule 5.1(i)
                              Schedule 5.2(l)

     3.1 Certificate of Incorporation in the State of Delaware (previously filed with the Company's Form 8-K filed on November 20, 2002)

     3.2 Certificate of Ownership and Merger changing the domicile from the State of Utah to the State of Delaware (previously filed with the Company's Form 8-K filed on November 20, 2002)

     3.3 Certificate of Amendment changing the name of the Company from "Little Creek, Inc." to "TMSF Holdings, Inc." (previously filed with the Company's Form 8-K filed on November 20, 2002)

     3.4                  Bylaws of TMSF Holdings, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TMSF HOLDINGS, INC.

DATED:  12/6/02                           By:    /s/ Raymond Eshaghian
                                                ---------------------------
                                                Raymond Eshaghian
                                                President and Director

                                  EXHIBIT INDEX


 EXHIBIT NO.              EXHIBIT DESCRIPTION
                          ------------------------------------------------------
     2                    Plan or Reorganization and Stock Exchange Agreement
                          (previously filed with the Company's Form 8-K filed on November 20, 2002)

                              Schedule 1.1
                              Schedule 1.6.1
                              Schedule 1.6.2
                              Schedule 1.6.3
                              Schedule 2.1(c)
                              Schedule 2.1(d)
                              Schedule 2.1(f)
                              Schedule 2.1(h)
                              Schedule 2.1(i)
                              Schedule 2.1(l)
                              Schedule 2.1(n)
                              Schedule 2.1(q)
                              Schedule 2.1(r)
                              Schedule 2.1(s)
                              Schedule 2.1(t)
                              Schedule 2.2(c)
                              Schedule 2.2(e)(i)
                              Schedule 2.2(e)(ii)
                              Schedule 2.2(f)(i)
                              Schedule 2.2(f)(ii)
                              Schedule 2.2(h)
                              Schedule 2.2(i)
                              Schedule 2.2(j)
                              Schedule 2.2(k)
                              Schedule 2.2(l)
                              Schedule 3.1
                              Schedule 3.1(d)
                              Schedule 5.1(f)
                              Schedule 5.1(h)
                              Schedule 5.1(i)
                              Schedule 5.2(l)

     3.1 Certificate of Incorporation in the State of Delaware (previously filed with the Company's Form 8-K filed on November 20, 2002)

     3.2 Certificate of Ownership and Merger changing the domicile from the State of Utah to the State of Delaware (previously filed with the Company's Form 8-K filed on November 20, 2002)

     3.3 Certificate of Amendment changing the name of the Company from "Little Creek, Inc." to "TMSF Holdings, Inc." (previously filed with the Company's Form 8-K filed on November 20, 2002)

     3.4                  Bylaws of TMSF Holdings, Inc.

                                                                     EXHIBIT 3.4

                               LITTLE CREEK, INC.

                             A DELAWARE CORPORATION
                               (THE "CORPORATION")

                                     BYLAWS

                                   ARTICLE I.
                            MEETINGS OF STOCKHOLDERS



      SECTION 1. ANNUAL MEETINGS OF STOCKHOLDERS. The annual meeting of the stockholders of the Corporation shall be held on such date, within 180 days of the end of each prior fiscal year, as shall be designated by the Board of Directors and stated in the notice of the meeting, and on any subsequent day or days to which such meeting may be adjourned, for the purposes of electing directors and of translating such other business as may properly come before the meeting. The Board of Directors shall designate the place and time for the holding of such meeting.

      At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting. To be properly brought before the annual meeting of stockholders, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in this Section 1 of Article I, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 1 of Article I. For business to be properly brought before an annual meeting by a stockholder, the stockholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Corporation. A stockholders notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of voting stock of the Corporation which are beneficially owned by the stockholder,
(d) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting, and (e) a description of any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1 of Article I. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the provisions of this Section 1 of Article I, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

      For business to be properly brought before an annual meeting by a stockholder, the stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 1 of Article I.

      SECTION 2. SPECIAL MEETINGS OF STOCKHOLDERS. Special meetings of the stockholders may be called at any time by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, by the Chairman of the Board, or the President of the Corporation. Upon written request of the persons who have duly called a special meeting, it shall be the duty of the Secretary of the Corporation to fix the date of the meeting to be held not less than ten or more than sixty days after the receipt of the request and to give due notice thereof in accordance with Section 4 of this Article. If the

Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the persons calling the meeting may do so.

      SECTION 3. PLACE OF MEETING. Every special meeting of the stockholders shall be held at such place within or without the State of Delaware as the Board of Directors or person who has duly called a special meeting may designate, or, in the absence of such designation, at the registered office of the Corporation in the State of Delaware.

      SECTION 4. NOTICE OF MEETING. Except as otherwise required by law, written notice of every meeting of the stockholders shall be given by the Secretary of the Corporation to each stockholder of record entitled to vote at the meeting, by placing such notice in the mail at least ten days, but not more than sixty days, prior to the day named for the meeting addressed to each stockholder at his address appearing on the books of the Corporation or supplied by him to the Corporation for the purpose of notice.

      SECTION 5. RECORD DATE. The Board of Directors may fix a date, not less than ten or more than sixty days preceding the date of any meeting of stockholders, as a record date for the determination of stockholders entitled to notice of, or to vote at, any such meeting. The Board of Directors shall not close the books of the Corporation against transfers of shares during the whole or any part of such period. The initial determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, that the Board of Directors may, in its discretion, fix a new record date for the adjourned

      SECTION 6. PROXIES. The notice of every meeting of the stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of such person or persons as the Board of Directors may select.

      SECTION 7. QUORUM AND VOTING. A majority of the outstanding shares of stock of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Directors shall be elected by a plurality of the votes cast in the election. For all other matters as to which no other voting requirement is specified by the General Corporation Law of the State of Delaware (the "General Corporation Law"), the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation") or these By-laws, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). If so provided in the Certificate of Incorporation, stockholders may cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes which such stockholder normally is entitled to cast) at a stockholders' meeting at which directors are to be elected. In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any exchange or quotation system on which the capital stock of the Company is quoted or traded, for exemption under the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 or under any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the General Corporation Law, the Certificate of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, Rule 16b-3 or Internal Revenue Code provision, as the case may be (or the highest such requirement if more-than one is applicable). For the approval of the appointment of independent public accountants (if submitted for a vote of the stockholders), the vote required for approval shall be a majority of the votes cast on the matter.

      SECTION 8. ADJOURNMENT. Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

      SECTION 9. NOMINATIONS FOR ELECTION AS A DIRECTOR. Except with respect to the initial directors elected by the Incorporator, only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as, and to serve as, directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 9 of Article I, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 9 of Article 1. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.

      To be timely, a stockholder's notice shall be delivered or mailed and received at the principal executive offices of the Corporation (i) with respect to an election to be held at the annual meeting of the stockholders of the Corporation, not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Corporation, and
(ii) with respect to an election to be held at a special meeting of stockholders of the Corporation for the election of directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed to stockholders of the Corporation as provided in
Section 4 of Article I or public disclosure of the date of the special meeting was made, whichever first occurs.

      Such stockholder's notice to the Secretary shall set forth (x) as to each person whom the Stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected), and (y) as to the stockholder, giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of voting stock of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      Other than directors chosen pursuant to the provisions of Section 2 of
Article 11, no person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 9 of Article 1. The presiding officer of the meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

      For a nomination by a stockholder to be proper, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 9 of Article 1.

      SECTION 10. ACTION BY CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise restricted by the Restated Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in the manner specified in
Section 228(a) of the Delaware General Corporation Law, as amended from time to time. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE II.
                               BOARD OF DIRECTORS

      SECTION 1. NUMBER OF DIRECTORS. The business, affairs and property of the Corporation shall be managed by a board of three directors. The number of directors constituting the Board of Directors may be increased or decreased from time to time by resolution by the Board of Directors; provided, however, that no such decrease shall have the effect of shortening the term of any incumbent director. Each director shall hold office for the full term to which he shall have been elected and until his successor is duly elected and shall qualify, or until his earlier death, resignation, disqualification or removal. A director need not be a resident of the State of Delaware or a stockholder of the Corporation.

      SECTION 2. VACANCIES. Except as provided in the Certificate of Incorporation of the Corporation, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

      SECTION 3. REMOVAL BY STOCKHOLDERS. Any director of the Corporation may be removed, whether or not for cause, from his office as a director by vote or other action of . stockholders by the holders of the majority of the shares then entitled to vote at an election of directors.

      SECTION 4. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such place or places within or without the State of Delaware, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Director may be changed by the Chairman of the Board or the President by giving written notice thereof as provided in Section 6 of this Article II.

      SECTION 5. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held, whenever called by the Chairman of the Board, the Chairman of the Executive Committee, the President, by two directors or by resolution adopted by the Board of Directors, at such place or places within or without the State of Delaware as may be stated in the notice of the meeting.

      SECTION 6. NOTICE. Notice of the time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be delivered personally or by telephone to each director or sent by first-class mail, telecopier or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopier or by telegram, it shall be delivered personally or by telephone or by telecopier or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting other than for purposes of objecting to the validity of the meeting.

      SECTION 7. QUORUM. A majority of the directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a . meeting at which a quorum is present.

      SECTION 8. ACTION BY WRITTEN CONSENT. Any action which may be taken at a meeting of the directors or members of any committee thereof may be taken without a meeting if consent in writing setting forth the action so taken shall be signed by all of the directors or members of such committee as the case may be and shall be filed with the Secretary of the Corporation.

      SECTION 9. MEETINGS BY CONFERENCE TELEPHONE. Unless otherwise restricted by the Restated Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

      SECTION 10. CHAIRMAN OR VICE CHAIRMEN. The Board of Directors may designate one or more of its members to be Chairman or Vice Chairmen of the

Board, Chairman of the Executive Committee, and Chairman of any other committees of the Board and to hold such other positions on the Board as the Board of Directors may designate.

      SECTION 11. COMPENSATION AND REIMBURSEMENT OF EXPENSES. The directors shall receive such compensation for their services as shall be determined by the Board of Directors and may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such reimbursement shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement for attending committee meetings.

                                  ARTICLE III.
                                   COMMITTEES

      The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more of its members to constitute (i) an Executive Committee which committee, during intervals between meetings of the Board, shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation to the extent permitted by law; and (ii) one or more additional committees such as an Audit Committee to review the Corporation's financial statements and financial information and to act as liaison with the Corporation's auditors, a Compensation Committee to review and propose compensation for the officers and executives of the Corporation, which, to the extent provided in said resolution or resolutions and permitted by law, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation insofar as it pertains to the responsibilities of such committee or committees, and may authorize the seal of the Corporation to be affixed to all papers on which the Corporation desires to place a seal. Such additional committee or committees shall have such name or names as may be stated in these Bylaws or as may be determined from time to time by resolutions adopted by the Board of Directors.

                                   ARTICLE IV.
                                    OFFICERS

      SECTION 1. DESIGNATION AND REMOVAL. The officers of the Corporation shall consist of a Chairman of the Board, two Vice Chairmen, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, a Treasurer and such Executive, Group, Senior or other Vice Presidents, and other officers as may be elected or appointed by the Board of Directors. Any number of offices may be held by the same person. All officers shall hold office until their successors are elected or appointed, except that the Board of Directors may remove any officer at anytime at its discretion. The Board of Directors may empower the Chairman of the Board or the President to appoint such officers as the business of the Corporation may require, provided that notice of such appointment and its acceptance is deposited with the minutes of the Board of Directors. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Nothing herein shall affect such rights as an officer may have under such officer's employment contract.

      Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the right if any, of the Corporation under any employment contract to which the officer is a party.

      SECTION 2. POWERS AND DUTIES. The officers of the Corporation shall have such powers and duties as generally pertain to their offices, except as modified herein or by the Board of Directors, as well as such powers and duties as from time to time may be conferred by the Board of Directors. The Chairman of the Board shall have such duties as may be assigned to him by the Board of Directors and shall preside at meetings of the Board and at meetings of the stockholders. The Vice Chairmen shall provide guidance to the Board of Directors and either of the Vice Chairmen may act as the Chairman, as designated by a majority of the Board of Directors, if the Chairman is incapacitated or otherwise unavailable. The President shall be the chief executive officer of the Corporation and shall have general supervision over the business, affairs, and property of the Corporation.

                                   ARTICLE V.
                                      SEAL

      The seal of the Corporation shall be in such form as the Board of Directors shall prescribe.

                                   ARTICLE VI.
                              CERTIFICATES OF STOCK

      The shares of stock of the Corporation shall be represented by certificates of stock, signed by the President or such Vice President or other officer designated by the Board of Directors, countersigned by the Treasurer or the Secretary or an Assistant Treasurer or an Assistant Secretary; and such signature of the President, Vice President, or other officer, such countersignature of the Treasurer or Secretary or Assistant Treasurer or Assistant Secretary, or any of them, may be executed in facsimile, engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer because of death. resignation or otherwise before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of its issue. Said certificates of stock shall be in such form as the Board of Directors may from time to time prescribe.

                                  ARTICLE VII.
                                 INDEMNIFICATION

      SECTION 1. GENERAL. The Corporation shall indemnify, and advance Expenses (as this and all other capitalized words are defined in Section 14 of this Article) to, Indemnitee to the fullest extent permitted by applicable law in effect on the date of effectiveness of these Bylaws, and to such greater extent as applicable law may thereafter permit The rights of Indemnitee provided under the preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by ss. 145(b) of the D.G.C.L. in Proceedings by or in the right of the Corporation and to the fullest extent permitted by ss. 145(a) of the D.G.C.L. in all other Proceedings.

      SECTION 2. EXPENSES RELATED TO PROCEEDINGS. If Indemnitee is, by reason of his Corporate Status, a witness in any proceeding or is a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith as a witness or party as the case may be. If Indemnitee is a party to a proceeding and is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf relating to each Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

      SECTION 3. ADVANCEMENT OF EXPENSES. Indemnitee shall be advanced Expenses within ten days after requesting them to the fullest extent permitted by ss. 145(c) of the D.G.C.L.

      SECTION 4. REQUEST FOR INDEMNIFICATION AND/OR ADVANCEMENT OF EXPENSES. To obtain indemnification or advancement of expenses, Indemnitee shall submit to the Corporation a written request with such information as is reasonably available to Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of such request and in the case of a request for advancement of expenses, any undertaking required by ss. 145(e) of the D.G.C.L.

      SECTION 5. DETERMINATION OF ENTITLEMENT: NO CHANGE OF CONTROL. If there has been no Change of Control at the time the request for indemnification is sent, Indemnitee's entitlement to indemnification shall be determined in accordance with ss. 145(d) of the D.G.C.L. If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to Indemnitee within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. The Indemnitee may, within fourteen days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. If there is an objection to the selection of Independent Counsel, either the Corporation or Indemnitee may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for a determination that the objection is without a reasonable basis and/or for the appointment of Independent Counsel selected by the Court.

      SECTION 6. DETERMINATION OF ENTITLEMENT: CHANGE OF CONTROL. If there has been a Change of Control at the time the request for indemnification is sent, Indemnitee's entitlement to indemnification shall be determined in a written opinion by Independent Counsel selected jointly by Indemnitee and the Board of Directors. If no Independent Counsel has been agreed to within 21 days after either Indemnitee or the Board of Directors has first proposed a candidate for Independent Counsel, then either Indemnitee or the Board of Directors may petition the court of Chancery of the State of Delaware or any other Court of competent jurisdiction for appointment as Independent Counsel of a person selected by the Court.

      SECTION 7. PROCEDURES OF INDEPENDENT COUNSEL. If a Change of Control shall have occurred before the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Article) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 4 of this Article, and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him by clear and convincing evidence that the presumption should not apply.

      Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section 5 or 6 of this Article to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within sixty days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by law. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article) of itself adversely affect the fight of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

      SECTION 8. INDEPENDENT COUNSEL EXPENSES. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Article and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his selection until a Court has determined that such objection is without a reasonable basis or such objection is withdrawn.

      SECTION 9. ADJUDICATION. In the event that (i) a determination is made pursuant to Section 5 or 6 that Indemnitee is not entitled to indemnification under this Article, (ii) advancement of Expenses is not timely made pursuant to
Section 3 of this Article, (iii) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (a) within 90 days after being appointed by the Court, or (b) within 90 days after objections to his selection have been overruled by the Court, or (c) within 90 days after the time for the Corporation or Indemnitee to object to his selection, or (iv) payment of indemnification is not made within 5 days after a determination of entitlement to indemnification has been made or deemed to been made pursuant to
Section 5, 6 or 7 of this Article, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section, the

Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 9, or otherwise, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

      The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Article are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all provisions of this Article. In the event that Indemnitee, pursuant to this Section 9, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Article, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication, but only if he prevails therein. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or , advancement of Expenses sought, the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

      SECTION 10. NONEXCLUSIVITY OF RIGHTS. The rights of indemnification and advancement of Expenses as provided by this Article shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Restated Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Article or any provision thereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article shall continue as to an Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his heirs, executors and administrators.

      SECTION 11. INSURANCE AND SUBROGATION. To the extent the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of coverage available for any such director or officer under such policy or policies.

      In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action a necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

      The Company shall not be liable under this Article to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

      SECTION 12. SEVERABILITY. If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      SECTION 13. CERTAIN PERSONS NOT ENTITLED TO INDEMNIFICATION. Notwithstanding any other provision of this Article, no person shall be entitled to indemnification or advancement of Expenses under this Article with respect to any Proceeding, or any Matter therein brought or made by such person against the Corporation.

      SECTION 14.  Definitions.  For purposes of this Article:

      "Change of Control" means a change in control of the Corporation after the date of adoption of these Bylaws in any one of the following circumstances: (i) there shall have occurred an event required to be reported in response to Item

6(c) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Corporation is then subject to such reporting requirement; (ii) any "person" (as such term is used in Section 13(d) and 14(d) of the Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (iii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

      "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

      "D.G.C.L." means the Delaware General Corporation Law, as currently in effect or as amended from time to time.

      "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts. witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating; or being or preparing to be a witness in a Proceeding,, provided that such fees are actually incurred.

      "Indemnitee" includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Section I or 2 of this Article by reason of his Corporate Status.

      "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years previous to his selection or appointment has been, retained to represent: (i) the Corporation or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

      "Matter" is a claim, a material issue, or a substantial request for relief. .

      "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 9 of this Article to enforce his rights under this Article.

      SECTION 15. Notices. Any communication required or permitted to the Corporation shall be addressed to the Secretary of the Corporation and any such communication to Indemnitee shall be addressed to his home address unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery.

      SECTION 16. Contractual Rights. The right to be indemnified or to the advancement or reimbursement of Expenses (i) is a contract right based upon good and valuable consideration, Pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between him or her and the Corporation, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and
(iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                  ARTICLE VIII.
                                   AMENDMENTS

      These Bylaws may be altered, amended, added to or repealed by the stockholders at any annual or special meeting or by written consent, by the vote or consent of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast (i.e., by the vote of a majority of the outstanding shares entitled to vote), and, except as may be otherwise required by law, the power to alter, amend, add to or repeal these Bylaws is also vested in the Board of Directors (subject always to the power of the stockholders to change such action); provided, however, that notice of the general nature of any such action proposed to be taken shall be included in the notice of the meeting of stockholders or of the Board of Directors at which such action is taken.

      Adopted by the Incorporator pursuant to D.G.C.L. Section 108 this 30th day of October, 2002.



                                          /s/ Leonard W. Burningham
                                    --------------------------------------------
                                    Leonard W. Burningham
                                    Incorporator


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